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
                         SUN LIFE ASSURANCE COMPANY OF CANADA
                         (U.S.)
                         Please make checks payable to Sun Life
                         Assurance Company of Canada (U.S.).
                         Send the application and check to Sun
                         Life of Canada (U.S.)
                         Annuity Service Center, P.O. Box 1024,                            [PRODUCT NAME]
                         Boston, MA 02103                                         PARTICIPANT APPLICATION
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 1. PARTICIPANT                 Name
                                ----------------------------------------------------------------------------------------------------
                                               First                                Middle                                Last
                                Address
                                ----------------------------------------------------------------------------------------------------
                                City ----------------------------------------------------------------------------------- State
                                --------- Zip -------
                                Participant Sex       / / M   / / F    Date of Birth --------------- Social Security Number
                                -------- / -------- / --------
 2. ANNUITANT                   / / Same as Participant, or
                                ---------------------------------------------------------------------------------------
                                                                  First                 Middle                 Last
                                Address
                                ----------------------------------------------------------------------------------------------------
                                City ----------------------------------------------------------------------------------- State
                                --------- Zip -------
                                Annuitant Sex        / / M   / / F    Date of Birth --------------- Social Security Number
                                -------- / -------- / --------
 3. CO-ANNUITANT                Name
                                ----------------------------------------------------------------------------------------------------
                                Co-Annuitant Sex     / / M   / / F    Date of Birth --------------- Social Security Number
                                -------- / -------- / --------
 4. BENEFICIARY                 Name
                                ----------------------------------------------------------------------------------------------------
                                               First                                Middle                                Last
                                Relationship to Annuitant
                                ---------------------------------------------------------------------------------------
                                BENEFICIARY DESIGNATION MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN
                                / / 401(k)*      / / Self-employed      / / IRA Rollover      / / CRT**
 5. PLAN SELECTION              / / 403(b)*      / / IRA Transfers      / / SEP-IRA         / / Non-qualified      / / Other*
                                ----------------
                                *Owner/Trustee
                                ------------------------------------------------------------------------------------------------
                                **Please contact the Sun Life Annuity Service Center for the required CRT waiver form, call
                                1-800-752-7215.
 6. PURCHASE PAYMENT          SUB-ACCOUNTS INVESTED IN FUNDS
   ALLOCATION                                                                                       FIXED ACCOUNT GUARANTEE PERIODS
    (WHOLE %, MUST TOTAL
    100%, NO FRACTIONS)
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
 7. PURCHASE PAYMENT        Initial purchase payment of $ ------------------------------------------- (minimum $5000)
 8. SPECIAL INSTRUCTIONS    (Annuity Elections, etc.)
 9. ANNUITY                 Year of annuity commencement ------------------------
   COMMENCEMENT DATE        The first day of --------------------------------------- Month
                            Will this contract replace or change any existing life insurance or annuity in this or any other
 10. REPLACEMENT            company?      / / Yes    / / No
   CONTRACT                 If yes, please explain under Special Instructions and request replacement information from your agent.
 11. ACCEPTANCE             I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any Certificate issued by the Company. ALL
                            PAYMENTS AND VALUES PROVIDED BY THIS CERTIFICATE WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE
                            ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS AND VALUES BASED ON THE FIXED
                            ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD
                            AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I acknowledge receipt of a current prospectus and
                            [underlying fund] prospectuses.

 --------------------------------------- ---------------------------------------
                                         Phone
 Agent Name (Print)                      Number                          Date

 --------------------------------------- ---------------------------------------
                                         Signed
 Agent Signature                         at                City                State

 --------------------------------------- ---------------------------------------
 Participant Signature                   Annuitant/Co-Annuitant Signature
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
 12. AGENT                  Will this contract replace or change any existing life insurance or annuity in this or any other company?
                            / / Yes  / / No   If yes, please explain under SPECIAL INSTRUCTIONS and complete replacement forms where applicable.
                            General Agent/Dealer
                            ---------------------------------------------------------------------------------------------
                            Branch Office Address
                            ------------------------------------------------------------------------------------------
                            Street                          City                        State        Zip
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APP-FR-CERT                                                               R 5/97